SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report - January 18, 2006
                        ORRSTOWN FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

 Pennsylvania                33-18888                        23-2530374
----------------         -----------------                 -------------
(State or other           (Commission File                 (IRS Employer
jurisdiction of                Number)                    Identification
incorporation)                                                 Number)


77 East King Street
P. O. Box 250, Shippensburg, Pennsylvania                       17257
-----------------------------------------                   ------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:       (717) 532-6114
                                                          --------------



                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

















                           Page 1 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5
Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          Orrstown Financial Services, Inc. (OTC Bulletin Board: ORRF), the parent company of Orrstown Bank, has announced fourth quarter 2005 earnings of $2,494,000, or $.46 per share versus $2,107,000, or $.39 per share for the fourth quarter of 2004.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.

                           Page 2 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5

Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          Not Applicable.

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

               99 News Release, dated January 18, 2006 of Orrstown Financial Services, Inc.










                           Page 3 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ORRSTOWN FINANCIAL SERVICES, INC.
                              (Registrant)


Dated:  January 18, 2006      /S/Bradley S. Everly
                              -----------------------------
                              Bradley S. Everly
                              Senior Vice President & CFO
                              Chief Financial Officer






































                           Page 4 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5



                                  EXHIBIT INDEX


                                                        Page Number
                                                        In Manually
 Exhibit                                               Signed Original

   99             News Release, dated January 18, 2006,
                  of Orrstown Financial Services,
                  Inc.                                        6










































                           Page 5 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5
                                                                      Exhibit 99

                        Orrstown Financial Services, Inc.


FOR IMMEDIATE RELEASE                                     CONTACT:
                                                                Robert J. Gentry
                                                                  Vice President
                                                           Director of Marketing
                                                              717-530-3545 Phone
                                                                717-530-5664 Fax
                        Index to Exhibits Found on Page 5


             Orrstown Financial Services, Inc. Reports Record Annual
                    Earnings and Increases Quarterly Dividend


      Shippensburg, PA (January 18, 2006) - Orrstown Financial Services, Inc. (OTC Bulletin Board: ORRF), the parent company of Orrstown Bank, has announced fourth quarter 2005 earnings of $2,494,000, or $.46 per share versus $2,107,000, or $.39 per share for the fourth quarter of 2004. This represents an 18.4% increase in fourth quarter earnings compared to the prior year. Net income for the year ended December 31, 2005 was $9,987,000, or a 28.5% increase over the $7,770,000 earned during 2004. Primary earnings per share grew 27.6% from $1.45 during 2004 to $1.85 for 2005.
     The Board of Directors voted to increase the first quarter cash dividend to $.18 per share payable to shareholders of record on February 8, 2006. This represents an increase of 35.0% over the dividend of $.1333 declared during the first quarter of 2005. All per share amounts have been restated to reflect the 5% stock dividend of June 2005. The dividend will be paid on February 24, 2006.
      Return on average assets and return on average equity were 1.71% and 17.55%, respectively, for the fourth quarter of 2005 versus 1.64% and 17.22%, respectively, for the fourth quarter of 2004. For the year 2005, return on average assets and return on average equity were 1.81% and 18.69%, respectively, versus 1.57% and 16.78% during 2004.
     Kenneth R. Shoemaker, President and Chief Executive Officer stated, "This was a year of exceptional performance. I am proud that our team was able to build on our previous strong base to produce these results for our shareholders. We remain committed to providing our customers with the best banking experience possible as we maintain our tradition of excellence."
     With over $600 million in assets, Orrstown Financial Services, Inc. and its subsidiary, Orrstown Bank, provide a full range of consumer and business financial services through fourteen banking offices and four remote service facilities located in Cumberland and Franklin Counties of Pennsylvania. Orrstown Financial Services, Inc.'s stock is traded in the over-the-counter market under the symbol ORRF.
                                   -- MORE --

                           Page 6 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5
A summary of financial highlights follows:

For Quarter Ended:               December 31,   December 31,       % Change
                                         2005           2004
Net Income                         $2,494,000     $2,107,000        + 18.4%
Primary Earnings Per Share               $.46           $.39        + 17.9%
Diluted Earnings Per Share               $.44           $.38        + 15.8%
Dividends Per Share                      $.16         $.1238        + 29.2%
Return on Assets                        1.71%          1.64%
Return on Equity                       17.55%         17.22%

For Nine Months Ended:           December 31,   December 31,       % Change
                                         2005           2004
Net Income                         $9,987,000     $7,770,000        + 28.5%
Primary Earnings Per Share              $1.85          $1.45        + 27.6%
Diluted Earnings Per Share              $1.77          $1.40        + 26.4%
Dividends Per Share                    $.5833         $.4762        + 22.5%
Return on Assets                        1.81%          1.57%
Return on Equity                       18.69%         16.78%

Balance Sheet Highlights:        December 31,   December 31,       % Change
                                         2005           2004
Assets                           $601,460,000   $514,651,000        + 16.9%
Loans, Gross                     $460,386,000   $389,268,000        + 18.3%
Deposits                         $462,822,000   $405,363,000        + 14.2%
Equity                          $  57,310,000  $  49,250,000        + 16.4%

Certain statements in this release may constitute "forward looking statements" under the Private Securities Litigation Reform Act of 1995, which involve risk and uncertainties. Orrstown Financial's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, and government regulation.

                                      # # #
















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                        Index to Exhibits Found on Page 5